UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2015

GARNERO GROUP ACQUISITION COMPANY
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36482	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av Brig. Faria Lima 1485-19 Andar Brasilinvest Plaza CEP 01452-002 Sao Paulo Brazil
(Address of Principal Executive Offices) (Zip Code)

(55) 1130947970
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, EXCEPT DURING THE MARKETING OF THE PRIVATE PLACEMENT (AS DEFINED BELOW), GARNERO GROUP ACQUISITION COMPANY (“GGAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GGAC SECURITIES, REGARDING ITS BUSINESS COMBINATION WITH Q1 COMERCIAL DE ROUPAS S.A. (THE “COMPANY”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF GGAC’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2014, IS ASSISTING GGAC IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF US$4,600,000 IF THE BUSINESS COMBINATION IS SUCCESSFULLY CONSUMMATED. GGAC, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF GGAC SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION.

SHAREHOLDERS OF GGAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GGAC’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GGAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GGAC’S FINAL PROSPECTUS, DATED JUNE 25, 2014, AND GGAC’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED JUNE 30, 2014, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF GGAC’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GGAC, Av Brig. Faria Lima, 1485-19 Andar, Brasilinvest Plaza CEP 01452-002, Sao Paulo, BraziL, aTTn: sECRETARY, or email: jmriva@garnerogroup.com.. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF THE COMPANY’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO ARE UNAUDITED AND/OR WERE PREPARED BY THE COMPANY AS A PRIVATE COMPANY IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OF BRAZIL AND DO NOT CONFORM TO SEC REGULATION S-X. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN GGAC’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE BUSINESS COMBINATION. GGAC AND THE COMPANY BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF THE COMPANY TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE. THE COMPANY DERIVES EBITDA BY TAKING EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION AS ADJUSTED FOR CERTAIN ONE-TIME NON-RECURRING ITEMS AND EXCLUSIONS.

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THE COMPANY’s FINANCIAL STATEMENTS HAVE BEEN PREPARED IN BRAZILIAN REAIS. FINANCIAL information AND DATA OF THE COMPANY PRESENTED IN THIS REPORT IN U.S. DOLLARS is BASED ON A CONVERSION RATIO of US$0.4257:R$1.00, the average CONVERSION ratio for 2014.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This report and the exhibits hereto shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GGAC or THE COMPANY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The ORDINARY shares OF GGAC offered in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. THE COMPANY’S actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GGAC’S and THE COMPANY’S expectations with respect to future performance, anticipated financial impacts of the BUSINESS COMBINATION and related transactions; approval of the BUSINESS COMBINATION and related transactions by security holders; the satisfaction of the closing conditions to the BUSINESS COMBINATION and related transactions; and the timing of the completion of the BUSINESS COMBINATION and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which the company is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other APPAREL RETAILERS; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the BUSINESS COMBINATION does not close, including due to the failure to receive required security holder approvals, or the failure TO SATISFY other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in GGAC’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning GGAC and THE COMPANY, the BUSINESS COMBINATION, the related transactions or other matters and attributable to GGAC and THE COMPANY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither GGAC nor THE COMPANY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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EXPLANATORY NOTE

This amendment No. 1 to the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on August 27, 2015 is being filed solely to replace Exhibit 2.1, the original version of which contained certain non-material errors. Except for replacing Exhibit 2.1, no changes have been made to the original Current Report.

Item 1.01           Entry into a Material Definitive Agreement.

General; Structure of Business Combination

On August 26, 2015, Garnero Group Acquisition Company, a Cayman Islands exempted company (“GGAC”), entered into an Investment Agreement (the “Investment Agreement”) by and among GGAC, Q1 Comercial de Roupas S.A., a Brazilian company (the “Company”), Alvaro Jabur Maluf Junior and Paulo Jabur Maluf (the “Controlling Persons”) and the persons listed under the caption “Optionholder” on the signature pages thereto (the “Optionholders”).

Headquartered in São Paulo, the Company is one of Brazil’s leading retailers focusing on menswear, with over 400 stores throughout the country. The Company has recently diversified from formalwear into smart casual clothes and has strengthened its online presence to become, according to Exame Magazine, one of the three most valuable brands within the Brazilian apparel retail sector.

Pursuant to the Investment Agreement, (A) the Controlling Persons will contribute all of the issued and outstanding ordinary shares of the Company (the “Outstanding Shares”) to GGAC (the “Share Contribution”) and will receive in consideration an aggregate of 5,460,000 newly issued ordinary shares of GGAC (“GGAC Ordinary Shares”) and (B) the Optionholders will exercise certain options held by them, will contribute the underlying ordinary shares of the Company to GGAC (the “Option Contribution,” and together with the Share Contribution, the “Equity Contributions”), and will receive in consideration an aggregate of 540,000 GGAC Ordinary Shares. The number of GGAC Ordinary Shares to be received by the Controlling Persons and the Optionholders is subject to the EBITDA Adjustment, as described below. In addition, at the closing of the transactions contemplated by the Investment Agreement (the “Closing”) and immediately after the completion of the Equity Contributions, GGAC will contribute to the Company, as a capital increase, an aggregate of R$120,000,000 in cash (the “Capital Contribution,” and together with the Equity Contributions, the “Contributions”), which amount shall be used by the Company to immediately repay certain indebtedness of the Company and to release certain liens on the Outstanding Shares.

If the Contributions are consummated, the Company will become a wholly-owned subsidiary of GGAC, GGAC will change its name to “Garnero Colombo Inc.” and the former stockholders and management of the Company will own approximately 25% of the outstanding GGAC Ordinary Shares (assuming no holder of GGAC Ordinary Shares exercises his redemption rights as set forth in GGAC’s charter documents and the Controlling Persons make the full US$30 million of open market purchases and/or purchases in the Private Placement as described below).

The Contributions are expected to be consummated in the fourth quarter of 2015, assuming the required approval of the GGAC shareholders is obtained and certain other conditions, as described herein and in the Investment Agreement, are satisfied or waived.

The following summaries of the Investment Agreement and the other agreements to be entered into by the parties in connection with the business combination are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

Private Placement; Open Market Purchases

In connection with the transactions contemplated by the Investment Agreement, GGAC and the Company will use their commercially reasonable best efforts to consummate, simultaneously with the Closing, a private placement of up to US$100,000,000 of equity securities, or securities exercisable or exchangeable for, or convertible into, equity securities, of GGAC (the “Private Placement”), with the assistance of a syndicate of financial institutions that have been identified and agreed to by GGAC and the Company.

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In addition, the Controlling Persons have committed to use their commercially reasonable best efforts to purchase, directly or indirectly, at least US$30 million of GGAC Ordinary Shares in the open market. To the extent the Controlling Persons make less than US$30 million in open market purchases, the Controlling Persons, directly or indirectly, will purchase an amount of securities in the Private Placement equal to such deficiency.

Lock-Up

Simultaneously with the execution of the Investment Agreement, the Controlling Persons and the Optionholders entered into lockup agreements (the “Lockup Agreements”) with GGAC, pursuant to which they agreed not to sell any of the GGAC Ordinary Shares received by them in connection with the Investment Agreement for one year after the closing, subject to certain exceptions.

Registration Rights

At the Closing, GGAC, the Controlling Persons, the Optionholders, certain of GGAC’s founders and the representative of the underwriters in GGAC’s initial public offering will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, no later than 30 days following the Closing, GGAC will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3, or other appropriate form, covering the resale of the Registrable Securities (as defined below), and will use its reasonable best efforts to cause the registration statement to be declared effective and remain effective on a continuous basis until all Registrable Securities have been sold. Following the expiration of the lockup period under the Lockup Agreements, in addition to ordinary resales under the registration statement in the public trading markets, the holders of the Registrable Securities will be entitled to sell the Registrable Securities in underwritten public offerings under the registration statement, so long as any such underwritten public offering is for at least US$10 million of the Registrable Securities in the aggregate. The holders of the Registrable Securities also will have certain customary “piggyback” registration rights.

The “Registrable Securities” include the GGAC Ordinary Shares sold prior to GGAC’s initial public offering, all of the units (and underlying GGAC Ordinary Shares and warrants) sold in a private placement concurrently with GGAC’s initial public offering or issuable upon conversion of working capital loans made by the insiders of GGAC since the closing of the initial public offering, all of the GGAC Ordinary Shares and warrants underlying the unit purchase option granted to the representative of the underwriters in GGAC’s initial public offering and all of the GGAC Ordinary Shares issued to the Controlling Persons and the Optionholders under the Investment Agreement.

Notwithstanding the foregoing, the Registrable Securities held by the Controlling Persons and Optionholders will remain subject to the Lockup Agreement.

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EBITDA Adjustment; Indemnification; Escrow

The GGAC Ordinary Shares payable to the Controlling Persons and Optionholders are subject to adjustment based on the Company’s future EBITDA performance (the “EBITDA Adjustment”). If the Company’s EBITDA for the twelve months ending December 31, 2016, as determined in accordance with the Investment Agreement, is less than R$155,000,000, the Controlling Persons and Optionholders have agreed to surrender to GGAC for cancellation 50,000 GGAC Ordinary Shares for each R$1,000,000 of such deficiency, up to a maximum of 300,000 of the Escrow Shares (as defined below) and pro-rata for partial amounts. In case the Company’s EBITDA for such period is lower than R$149,000,000, the remaining 300,000 of the original number of Escrow Shares will be surrendered to GGAC for cancellation.

In addition, the Controlling Persons and the Optionholders, on one hand, and GGAC, on the other hand, have agreed to indemnify and hold each other harmless for certain inaccuracies or breaches of the representations and warranties or for the non-fulfillment or breach of certain covenants and agreements contained in the Investment Agreement, in each case, pursuant to the terms of the Investment Agreement. GGAC’s rights to indemnification are limited to the number of Escrow Shares, subject to certain exceptions. The Controlling Persons and Optionholder’s rights to indemnification are limited to a number of newly issued GGAC Ordinary Shares equal to the number of Escrow Shares.

To provide a fund for payment to GGAC with respect to its post-closing rights to indemnification under the Investment Agreement, and to provide security for the Controlling Persons and Optionholders obligation to surrender shares in connection with the EBITDA Adjustment, there will be placed in escrow (with an independent escrow agent) an aggregate of 600,000 of the GGAC Ordinary Shares issuable to the Controlling Persons and the Optionholders under the Investment Agreement (the “Escrow Shares”). On the date that is the later of (i) 30 days after the date on which the Company delivers to GGAC its audited financial statements for its 2016 fiscal year and (ii) the date the EBITDA Adjustment is finally determined in accordance with the Investment Agreement, the Escrow Agent shall release 300,000 of the original number of Escrow Shares, less that number of Escrow Shares applied in satisfaction of, or reserved with respect to, indemnification claims made prior to such date, and less that number of Escrow Shares surrendered or to be surrendered to the Company in satisfaction of the EBITDA Adjustment, to the owners thereof. The remaining Escrow Shares shall be available for indemnification only with respect to Tax Indemnification Claims (as defined in the Investment Agreement). On the date that is 30 days after the date on which the Company delivers to GGAC its audited financial statements for its 2017 fiscal year, the Escrow Agent shall deliver the remaining shares held in escrow, less any of such shares applied in satisfaction of, or reserved with respect to, a Tax Indemnification Claim made prior to such date, to the owners thereof. Any Escrow Shares reserved with respect to any unresolved claim for indemnification and not applied as indemnification with respect to such claim upon its resolution shall be delivered to such owners promptly upon such resolution.

No amount for indemnification will be payable by an indemnifying party (i) unless and until the aggregate amount of all indemnifiable losses otherwise payable exceeds US$600,000 (the “Deductible”), in which event the amount payable shall be the full amount (and not just the amount in excess of the amount of the Deductible), and (ii) unless the amount of all indemnifiable losses otherwise payable on any single claim or series of related claims exceeds US$30,000 (except such amounts will count toward the Deductible), in each case subject to certain exceptions.

Reorganization

Prior to the Closing, the Controlling Persons will use their commercially reasonable best efforts to effect a reorganization in accordance with the Investment Agreement (the “Reorganization”), as a result of which the Controlling Persons will become the direct owners of all of the outstanding ordinary shares of the Company, the Company will not incur any indebtedness, other than indebtedness not exceeding US$50,000,000 in the aggregate, and the Company will have accrued goodwill amortizable under applicable tax law in the amount of R$200,000,000.

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Company Option Exercises

Simultaneously with the execution of the Investment Agreement, the Optionholders delivered irrevocable instructions to exercise their options in full at the Closing and an instrument of assignment directing the underlying ordinary shares of the Company to be issued in the name of GGAC (the “Irrevocable Instructions”).

Representations and Warranties

The Investment Agreement contains representations and warranties of the Company and the Controlling Persons, on one hand, and GGAC, on the other hand, relating to, among other things, (a) proper organization and similar corporate matters, (b) subsidiaries, (c) capital structure, (d) corporate authority, (e) absence of conflicts, (f) compliance with legal requirements, (g) financial information, (h) absence of undisclosed liabilities, (i) absence of material changes, (j) litigation, (k) employee benefit matters, (l) labor matters, (m) absence of restrictions on business activities, (n) title to personal property, including leases, (o) tax matters, (p) environmental matters, (q) third party expenses, including broker fees, (r) intellectual property, (s) contracts, (t) insurance, (u) government filings, (v) interested party transactions, (w) antitrust filings, (x) with respect to the Company, illegal or improper transactions, and (y) with respect to GGAC, its SEC filings, the trust account, its indebtedness, the listing of its securities and board approval of the transactions.

The Investment Agreement also contains customary representations and warranties by the Controlling Persons and Optionholders relating to, among other things, authority and similar matters, absence of conflicts, ownership of the securities of the Company and certain investment-related matters.

Covenants

The parties to the Investment Agreement have each agreed to use their commercially reasonable best efforts take such actions as are necessary, proper or advisable to consummate the transactions contemplated by the Investment Agreement. They have also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other party.

The Investment Agreement also contains additional covenants of the parties, including, among others, covenants providing for:

●	GGAC, with the assistance of the Company, to prepare and file a proxy statement to be used in connection with an extraordinary general meeting of GGAC shareholders called for the purpose of, among other things, (i) approving the Investment Agreement and the transactions contemplated thereby, (ii) approving certain amendments to GGAC’s memorandum and articles of association, including changing GGAC’s name to “Garnero Colombo Inc.,” (iii) adopting an incentive plan (the “Incentive Plan”) that reserves for issuance no more than 10% of the GGAC Ordinary Shares outstanding immediately after the Closing, and (iv) electing one individual selected by the Company and four individuals selected by GGAC to GGAC’s board of directors;

●	each party to protect the confidential information of the other party and, subject to the confidentiality requirements, to provide the other party with reasonable access to information concerning its business;

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●	the parties to use commercially reasonable best efforts to obtain all necessary approvals from governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the Investment Agreement;

●	GGAC to use its commercially reasonable best efforts to maintain the listing of GGAC’s securities on The Nasdaq Stock Market;

●	the Company to provide periodic financial statements to GGAC through the Closing and to provide GGAC with full access to its financial information used in the preparation of the financial statements;

●	the Company to use commercially reasonable best efforts to obtain release letters (the “Release Letters”) related to certain indebtedness, which provide for the release of, among other encumbrances, certain liens on the outstanding ordinary shares of the Company held by the Controlling Persons; and

●	the Company to use its commercially reasonable best efforts to obtain waivers of certain financial covenants relating to its existing indebtedness that shall continue in effect for at least 60 days after the Closing.

Conditions to Closing

General Conditions

Consummation of the transactions is conditioned on (i) the GGAC shareholders having approved the Investment Agreement and the transactions contemplated thereby, (ii) GGAC having at least US$5 million of net tangible assets following the exercise by holders of GGAC Ordinary Shares issued in GGAC’s initial public offering of their right to convert their shares into a pro rata share of GGAC’s trust fund; (iii) no governmental entity having enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which is in effect and would prohibit consummation of the Contributions; and (iv) the Company having completed the Reorganization.

In addition, the obligations of each of the Controlling Persons and the Optionholders, on one hand, and GGAC, on the other hand, are conditioned upon, among other things, (i) the representations and warranties of the other party being true and correct on the date of the Investment Agreement and on the date of the Closing, subject to qualification as to a Material Adverse Effect (as defined in the Investment Agreement); (ii) the other party having performed in all material respects all covenants required under the Investment Agreement to be performed on or prior to the Closing; (iii) the other party having obtained certain consents of third parties required to be obtained in connection with the Contributions; and (iv) no Material Adverse Effect having occurred with respect to the other party since the date of the Investment Agreement. In addition, each party will have delivered to the other party an officer’s certificate with respect to the items described in clauses (i), (ii) and (iii).

Company’s Conditions to Closing

The obligations of the Controlling Persons and the Optionholders to consummate the transactions contemplated by the Investment Agreement also are conditioned upon, among other things:

●	GGAC being in compliance with the reporting requirements under the Exchange Act;

●	the Company having received an opinion of GGAC’s counsel in agreed form;

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●	the Registration Rights having been executed by the parties thereto; and

●	the officers of GGAC having resigned from certain positions of GGAC.

GGAC’s Conditions to Closing

The obligations of GGAC to consummate the transactions contemplated by the Investment Agreement, in addition to the conditions described above, are conditioned upon, among other things:

●	the Lockup Agreements being in full force and effect;

●	Irrevocable Instructions being in full force and effect;

●	GGAC having received irrevocable subscriptions, other than subscriptions from the Controlling Persons and their affiliates, for at least US$50,000,000 in the Private Placement;

●	the purchase by the Controlling Persons or their affiliates of US$30 million in GGAC Ordinary Shares in the open market or in the Private Placement having occurred;

●	GGAC having received an opinion of the Company’s counsel in agreed upon form;

●	(i) all outstanding indebtedness owned by any Company insider shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which the Company has guaranteed the payment or performance of any obligations of any Company insider to a third party shall have been terminated; and (iii) no Controlling Person or Company insider shall own any direct equity interests in any subsidiary of the Company;

●	the Release Letters being in full force and effect; and

●	the Reorganization having been effected, such that the conditions relating to assumed indebtedness and accrued amortizable goodwill, as described above, are met.

Waivers

If permitted under applicable law, either GGAC or the Company may waive any inaccuracies in the representations and warranties made to such party contained in the Investment Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Investment Agreement. The condition requiring that GGAC having at least US$5 million of net tangible assets following the exercise by holders of GGAC Ordinary Shares of their right to convert their shares into a pro rata share of GGAC’s trust fund may not be waived. There can be no assurance that all of the conditions will be satisfied or waived.

Termination

The Investment Agreement may be terminated at any time, but not later than the closing, as follows:

●	by mutual written consent of GGAC and the Controlling Persons;

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●	by either GGAC or the Controlling Persons if the Contributions shall not have been consummated for any reason by December 15, 2015, with such date being automatically extended for two additional successive 30-day periods, in case the Contributions are not consummated for any reason, provided that the terminating party’s actions did not principally cause the delay and constitute a breach of the Investment Agreement;

●	by either GGAC or the Controlling Persons if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the business combination, which order, decree, ruling or other action is final and nonappealable, provided that the terminating party’s was not the principal cause of such action being final and nonappealable;

●	by either GGAC or the Controlling Persons if the other party has breached any of its covenants or representations and warranties, such that the conditions set forth above would not be satisfied, and has not cured its breach within 30 days of the notice of an intent to terminate, provided that the terminating party is itself not in breach; or

●	by either GGAC or the Controlling Persons if, at the GGAC stockholder meeting, the GGAC shareholders do not approve the Investment Agreement and the transactions contemplated thereby, or GGAC would have at least US$5 million of net tangible assets following the exercise by holders of GGAC Ordinary Shares of their right to convert their shares into a pro rata share of GGAC’s trust fund.

Item 7.01         Regulation FD Disclosure.

GGAC is furnishing the press release attached hereto as Exhibit 99.1 and the investor presentation attached hereto as Exhibit 99.2 as Regulation FD Disclosure material.

The investor presentation will be used by GGAC in presentations to certain of its shareholders and other persons interested in purchasing GGAC Ordinary Shares. To comply with certain federal securities laws, GGAC and the Company will be prohibited from making such presentations while the Private Placement is being conducted.

The information under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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Item 9.01         Financial Statements, Pro Forma Financial Information and Exhibits.

(d)         Exhibits.

Exhibit	Description
2.1	Investment Agreement, dated as of August 26, 2015, by and among Garnero Group Acquisition Company, Q1 Comercial de Roupas S.A., Alvaro Jabur Maluf Junior and Paulo Jabur Maluf, and the optionholders listed on the signature page thereto.*
10.1	Form of Lockup Agreement.
10.2	Form of Registration Rights Agreement.
10.3	Form of Escrow Agreement.
99.1	Press release dated August 27, 2015.
99.2	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). GGAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2015	GARNERO GROUP ACQUISITION COMPANY

	By:	/s/ Mario Garnero
Name: Mario Garnero
Title: Chief Executive Officer

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